497(K)(1)

O 198 *PP

                        SUPPLEMENT DATED NOVEMBER 1, 1998
                                TO THE PROFILE OF
                         FRANKLIN SMALL CAP GROWTH FUND
                             DATED SEPTEMBER 1, 1998

The Profile is amended as follows:

I. The first paragraph under Item 2 "What are the Fund's Main Investment Strategies?" is replaced with the following:

O PRINCIPAL INVESTMENTS. The fund invests primarily in common stock equity securities of small capitalization ("small cap") growth companies, which have market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

II. The second sentence in the first footnote to the bar chart, and the table under Item 3 "What are the Main Risks of Investing in the Fund?" are replaced with the following:

The year-to-date return as of September 30, 1998 was -18.93% for Class I.

                                                                                                          SINCE
  AVERAGE ANNUAL TOTAL RETURNS                                         PAST             PAST              INCEPTION
  (FOR THE PERIODS ENDED SEPTEMBER 30, 1998)                           ONE YEAR         5 YEARS           (2/14/92)
--------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund - Class I**                            -29.78%           13.32%            13.85%
  S&P 500***                                                            9.05%           19.91%            17.47%
  Russell 2500***                                                     -16.42%           10.92%            11.86%

                                                                                                          SINCE
  AVERAGE ANNUAL TOTAL RETURNS                                         PAST             PAST              INCEPTION
   (FOR THE PERIODS ENDED SEPTEMBER 30, 1998)                          ONE YEAR         5 YEARS           (10/2/95)
--------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund - Class II****               -27.48%  N/A        5.52%


III. The fourth sentence under Item 5. "Who are the Fund's Investment Adviser and Portfolio Managers?" is replaced with the following:

Edward Jamieson, Senior Vice President of Advisers since 1987, Michael McCarthy, Portfolio Manager of Advisers since 1992, and Aidan O'Connell, Portfolio Manager of Advisers since 1998, have been responsible for the day to day management of the fund's portfolio since inception, since 1993, and since September 1998, respectively. Before joining Franklin Templeton in May 1998, Mr. O'Connell was at Hambrecht & Quist (1991-1997).

IV. The first category for "Waivers of Class I Sales Charges" under Item 6 "How Do I Buy Fund Shares?" is replaced with the following:

Distribution and redemption proceeds reinvested in the same share class (although shares purchased with proceeds from a money fund may be subject to a sales charge) (also applies to Class II shares);

V. Automatic  Investment  Plan under Item 9 is replaced with the following:

The  Automatic   Investment  Plan  lets  you   automatically   transfer  monthly
investments of $50 or more from your checking or savings account to your fund account.